SUPPLEMENT DATED NOVEMBER 4, 2019 TO THE
PROSPECTUSES DATED FEBRUARY 1, 2019, APRIL 1, 2019, MAY 1, 2019,
MAY 14, 2019 and SEPTEMBER 1, 2019, as each may be supplemented,
OF VANECK VECTORS ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectuses with respect to each of the series (the "Funds") constituting VanEck Vectors® ETF Trust (the "Trust"). You may obtain copies of each Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective November 4, 2019, State Street Bank and Trust Company is the custodian of the Funds' assets and provides transfer agency and fund accounting services to the Funds.  Accordingly, all references in the above-dated Prospectuses to The Bank of New York Mellon are hereby replaced by State Street Bank and Trust Company.

Please retain this supplement for future reference.